Exhibit 99.2

CONTACT:
Jeff Howie
EVP, Chief Financial Officer
(415) 402-4324

Jeremy Brooks
SVP, Chief Accounting Officer
Investor Relations
(415) 733-2371

PRESS RELEASE

Williams-Sonoma, Inc. announces a 15% quarterly dividend increase

San Francisco, CA, March 18, 2026 – Williams-Sonoma, Inc. (NYSE: WSM) announced today that its Board of Directors has authorized a 15% increase in the company’s quarterly cash dividend to $0.76 per common share. The quarterly dividend is payable on May 22, 2026, to stockholders of record as of the close of business on April 17, 2026.

“After another strong performance in 2025, we are proud to increase our quarterly dividend by 15%,” said Laura Alber, President and Chief Executive Officer. “We remain committed to maximizing shareholder value and delivering returns to our shareholders.”

“We are proud of our seventeen consecutive years of increased dividend payouts,” added Jeff Howie, Chief Financial Officer. “Over the last five years, we have returned $5 billion to shareholders through dividends and share repurchases. Our consistently strong earnings and cash flows has positioned us to provide these increased returns to our shareholders.”

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to: our quarterly cash dividend; our ability to continue to return capital to stockholders and maximize stockholder returns; and our long-term outlook.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation: our ability to provide products that are designed and built for durability and longevity at competitive prices; changes in and the related impact of U.S. (federal, state and local) and international tax laws and trade policies and regulations; our ability to mitigate current and future tariffs; the plans, strategies, initiatives and objectives of management for future operations; our ability to execute strategic priorities and growth initiatives; our beliefs about our competitive advantages and areas of potential future growth in the market; factors, including but not limited to general economic conditions, inflationary pressures, consumer disposable income, rising fuel prices, recession and fears of recession, unemployment, war and fears of war, adverse weather, availability of consumer credit, conditions in the housing market, elevated interest rates, and consumer confidence in current and future economic conditions that can affect consumer spending; the impact of periods of decreased home purchases; our ability to anticipate consumer preferences and buying trends overall and as they relate to specific brands; effective inventory management; timely and effective sourcing of merchandise from our foreign and domestic suppliers and delivery of merchandise through our supply chain to our stores and customers; factors, including but not limited to fuel costs, labor disputes, union organizing activity, geopolitical instability, and acts of terrorism and war, that can affect the global supply chain, including our third-party providers; our ability to respond to the growing use of and also adopt new technologies, including artificial intelligence; our belief in the reasonableness of the steps taken by us and our suppliers to protect the security and confidentiality of the information we collect; multi-channel and multi-brand complexities; our retail initiatives; our brands, products and related initiatives, including our ability to introduce new products, product lines, brands and brand extensions, and bring in new customers; challenges associated with our global presence and expansion efforts; disruptions in the financial markets; our ability to control employment, advertising, occupancy, and other operating costs; payment of dividends; the growth from our emerging brands; our ability to drive long-term sustainable returns; our capital allocation strategy in fiscal 2026; our planned use of cash in fiscal 2026; projections of earnings, revenues, growth and other financial items; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended February 2, 2025 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We have not filed our Form 10-K for the fiscal year ended February 1, 2026. As a result, all financial results described here should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates that are identified prior to the time we file the Form 10-K for the fiscal year ended February 1, 2026. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

ABOUT WILLIAMS-SONOMA, INC.

Williams-Sonoma, Inc. is the world’s largest digital-first, design-led and sustainable home retailer. The company’s brands — Williams Sonoma, Pottery Barn, Pottery Barn Kids, Pottery Barn Teen, West Elm, Williams Sonoma Home, Rejuvenation, Mark and Graham, and GreenRow — represent distinct merchandise strategies that are marketed through e-commerce, direct-mail catalogs, retail stores, and business-to-business. These brands collectively support The Key Rewards, our loyalty and credit card program that offers members exclusive benefits. We operate in the U.S., Puerto Rico, Canada, Australia and the United Kingdom, and have unaffiliated franchisees that operate stores in Mexico, South Korea, India and the Philippines.

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